UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On May 4, 2017, TreeHouse Foods, Inc. (NYSE: THS) issued a press release announcing its financial and operating results for the fiscal quarter ended March 31, 2017 and providing information relating to its previously announced webcast being held to discuss such results. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01. Other Events

In the first quarter of 2017, TreeHouse Foods, Inc. completed changes in its organizational structure that resulted in a change in how the Company manages its business and allocates resources. The Company’s reportable segments are now organized and managed by products: Baked Goods, Beverages, Condiments, Meals, and Snacks. Previously, TreeHouse’s reportable segments were organized and managed by customer channels: North American Retail Grocery, Food Away From Home, and Industrial and Export. All prior period information has been recast to reflect this change.

The Company manages operations on a company-wide basis, thereby making determinations as to the allocation of resources in total rather than on a segment-level basis. The Company has designated reportable segments based on how management views its business. The reportable segments, as presented below, are consistent with the manner in which the Company reports its results to the Chief Operating Decision Maker.

The Company evaluates the performance of its segments based on net sales dollars and direct operating income. In conjunction with the change in segments, the Company revised its calculation of direct operating income to include direct general and administrative expenses. Direct operating income is now defined as gross profit less freight out, sales commissions, and direct selling, general, and administrative expenses.

For comparability and investor analysis purposes, the Company is recasting the presentation of selected segment information by quarter for 2016 and 2015. These changes do not affect the Company’s Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Stockholders’ Equity, or Consolidated Statements of Cash Flows.

The selected segment information is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Form 8-K under Item 2.02, Item 8.01, Exhibit 99.1, and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Other Events

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release dated May 4, 2017, announcing financial results for the fiscal quarter ended March 31, 2017

99.2	Recast quarterly segment information for 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: May 4, 2017	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated May 4, 2017, announcing financial results for the fiscal quarter ended March 31, 2017

99.2	Recast quarterly segment information for 2016 and 2015